PINES TRAILER CORP
A Division of Great Dane Limited Partnership
2555 South Blue Island Ave   Chicago   IL   60608       773-254-5533

   QUOTATION AND ORDER FORM - NEW
SUBJECT TO THE TERMS AND CONDITIONS ON BOTH SIDE HEREOF   NOV. 18, 1997
The following quotation is submitted covering trailer
as specified.  We reserve the right to correct any      OTR Express, Inc.
Error in price or specifications.  Unless otherwise     804 N Meadowbrook Dr.
specified all quotations are for acceptance within      Olathe, Ks.  66063
10 days and are subject to change without notice.       Attn: Marc Hirschmann
                                                        (913) 829-1616
Quantity 150    Model      BRSCV
Length   53'    Height     13' 6"

 Ext. Post X Int. Post FRP                     Type Rear Door  Swing
Straight Floor Inside Height   110'            Locks 2 per panel Hinges 5
Wedge No.  Inside Ht.   Front  Rear            Rear Opening Ht.110" Width 98"
Width 102 5/16" Inside 100" at plywood         Lights Pines standard DOT Legal
King Pin Lock 36" Upper Coupler Ht 47 1/2"     Wiring Pines sealed system
Upper Coupler Depth 3 3/8" Butted X            Electrical Connector Front Std.
Landing Gear Make Binkley 51,000 Shoes Cushion Paint L/G Undercarriage Std.
Landing Gear Location from K/P 96"                   Body Trim   Pines Gray
Tandem X Single Axle Slider X Fixed Location   Side &  nose Panels White
Springs       Capacity                         Undercoating         Std.
Other Info Neway NS-190-48-16LAX Air-Ride      Threshold Plate 12' steel,
                                               routed flush
Type of Axle Rockwell TQ4670 with Q Plus       Scuffliner Ht10 1/4"Mat. Corr.
                                               Galv.Steel
Bearings    Standard                           Pintle Hook Type
Slack Adjusters    Haldex  automatic             Height         Location
Brake Type   Cam        Size   16 1/2 x 7     Insulation Type
Brake Drums Type Centrifuse drums             Thickness sides   Nose    Roof
Hubs    Inboard
   Outboard x Type Stud piloted               SELLING PRICE CALCULATIONS
Disc Wheels Type  Steel  Size 8 1/4 x 24.5    F.O.B.  Kewanee, IL.
Grease Seals Oil Seals X Type Stemco Guardian Price Per Trailer   $19,362.00
Other Info                                    Freight $525.00 to Olathe (not
                                              included)
Tire Make Bridgestones R194                   Number of trailers       150
Tire Size   285/75R 24.5                      Total Price       $2,904,300.00
Roof Bows  Aluminum anti-snag                 Federal Excise Tax  Incl.  X
Side Sheet Mat.   .050 Alum. Gauge
Side Post Logistic narrow galv. Steel
Extra Side Post No. 16" centers
Location Full length
Front Corner Matl.  Aluminum Type 10"
Crossmembers   4" Steel-Beams
12" x   Other                                 Terms      Net 15 days
Floor 1 3/8" laminated hardwood
Screws Per Board    3     Floor Ht. Rear
Lining Sides   1/4" plywood
Lining Nose      1/2" plywood       Ceiling
ADDITIONAL INFORMATION AND OPTIONS
Additional items included : 4" hole spacing for slider, Anchorlok Life seal 30 spring chambers, Wabco 2s/1m anti-lock brakes, white disc wheels with 5 handholes, .075 Kemlite roof, 12" steel interior bilkhead behind plywood, Grote7" round with arrow center turn signal, customer supplied mudflaps slider mount, Aluminum manifest box, Curbside tire carrier, Engler hubodometer rsf, 2 louver vents, dock bumpers, 8 placard frames, weight 13,700 =/- 3% Production
50 March, 50 April, 25 each June, July   Options for 75 more trailer in 1998

Accepted by Purchaser OTR Express /s/ Marc Hirschmann V.P Purchasing & Maint.
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